UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 31, 2014

Date of Report (date of earliest event reported)

Fuse Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4770 Bryant Irvin Court, Suite 300, Fort Worth, TX 76107

(Address of principal executive offices) (Zip Code)

(817) 439-7025

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Debt Assumption and Release Agreements

On December 31, 2014, Fuse Medical, Inc. (the “Company”), and Fuse Medical, LLC, a wholly-owned subsidiary of the Company ("Fuse LLC"), entered into three separate Debt Assumption and Release Agreements (the “Release Agreements”) with WHIG Enterprises, LLC ("WHIG") and World Health Industries, Inc. ("WHI") (WHI collectively with WHIG, "WHI Group"), Cooks Bridge, LLC ("CB"), and JAR Financing, LLC ("JAR"). Pursuant to the terms of the Release Agreements, as a result of the winding down of the business activities of Fuse LLC, the Company agreed to assume all of the outstanding debt owed by Fuse LLC to WHI Group in the principal amount of $727,776.48 plus $26,245.93 of accrued interest, CB in the principal amount of $466,933.27 plus $18,328.44 of accrued interest, and JAR in the principal amount of $317,305.10 plus $13,318.25 of accrued interest (collectively, the "Outstanding Debt"). In consideration for the assumption of the Outstanding Debt, WHI Group, CB, and JAR all agreed to release Fuse LLC from any claims related to the Outstanding Debt. Each of the parties has made customary representations and warranties in the Release Agreements.

The Release Agreements are attached as Exhibits 10.1, 10.2, and 10.3 to this Form 8-K.

Debt Conversion Agreements

Also on December 31, 2014, the Company entered into three separate Debt Conversion Agreements ("Conversion Agreements") with WHI Group, CB, and JAR. Pursuant to the terms of the Conversion Agreements, WHI Group, CB, and JAR and the Company agreed to convert the existing Outstanding Debt into unregistered shares of the Company's common stock at a conversion price of $1.04 per share. Pursuant to the terms of the Conversion Agreements, WHIG, on behalf of WHI Group, received 725,022 shares of the Company's common stock, CB received 466,598 shares of the Company's common stock, and JAR received 317,908 shares of the Company's common stock. Each of the parties has made customary representations and warranties in the Conversion Agreements, including, but not limited to, representations on investment intent and financial sophistication.

The Conversion Agreements are attached as Exhibits 10.4, 10.5, and 10.6 to this Form 8-K.

Management and Ownership of CB

CB is managed by Jonathan Brown, a director of the Company, and Rusty Shelton, the Chief Development Officer of the Company.

Twelve Global, LLC, a member of CB, owns 30.1% of the Company and Jonathan Brown, a director of the Company, is sole member of Twelve Global, LLC.

Resurge Hospitals, Inc., a member of CB, owns 13.5% of the Company. Rusty Shelton, the Chief Development Officer of the Company, is the sole stockholder of Resurge Hospitals, Inc.

CCEP Holdings LLC, a member of CB, owns 16.2% of the Company. Dr. Chris Pratt, the Chief Medical Director of the Company, is the sole member of CCEP Holdings LLC.

TJAL Holdings, LLC, a member of CB, owns 4.5% of the Company. Dr. Randall Dei is the sole member of TJAL Holdings, LLC and is the Medical Director of Podiatry of the Company.

Coastal IP, LLC, a member of CB, owns 4.5% of the Company. Dr. Erik Nilssen is the sole member of Coastal IP, LLC and is a Medical Director of the Company.

Lion Share LLC, a member of CB, owns 1.8% of the Company. Dr. Steve Corey is the sole member of Lion Share LLC and is a Medical Director of the Company.

Robert Donehew, the former Chief Executive Officer of the Company, is the sole member of Trebor Opportunities LLC. Trebor Opportunities LLC is a member of CB. Mr. Donehew owns 2.9% of the Company.

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Management and Ownership of JAR

JAR is managed by Alan Meeker, the Chief Executive Officer and President of the Company, Jonathan Brown, a director of the Company, and Rusty Shelton, the Chief Development Officer of the Company. Mr. Meeker is the sole member of Axis Global, LLC, which owns 13.5% of the Company. Mr. Meeker is the manager of Crestview Farm Aiken, LLC, which owns a membership interest in JAR. Mr. Meeker does not own a membership interest in JAR.

Twelve Global, LLC is a member of JAR and owns 30.1% of the Company. Jonathan Brown, a director of the Company, is the sole member of Twelve Global, LLC.

Resurge Hospitals, Inc., a member of JAR, owns 13.5% of the Company. Rusty Shelton, the Chief Development Officer of the Company, is the sole stockholder of Resurge Hospitals, Inc.

Management and Ownership of WHIG

ShennaCo Investment Corporation Inc. ("ShennaCo") owns a 15% interest in WHIG. Alan Meeker, the Chief Executive Officer and President of the Company, is the President of ShennaCo. The David Alan Meeker Family Irrevocable Trust ("DAMFIT") is the sole shareholder in ShennaCo. Mr. Meeker does not serve as a trustee nor is he a beneficiary of DAMFIT.

Item 3.02 Unregistered Sales of Equity Securities.

On December 31, 2014, pursuant to the Conversion Agreements, the Company converted the Outstanding Debt of accredited investors, WHIG, WHI, JAR, and CB, into shares of the Company's common stock at a conversion rate of $1.04 per share. The Company issued: WHIG 725,022 shares of the Company's common stock; CB 466,598 shares of the Company's common stock; and JAR 317,908 shares of the Company's common stock. These issuances were all made to accredited investors pursuant to the registration exemptions of the Securities Act afforded under Section 4(2) thereunder and Rule 506 of Regulation D of the Securities Act.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Debt Assumption and Release Agreement dated December 31, 2014, by and among World Health Industries, Inc., WHIG, LLC, Fuse Medical, LLC, and Fuse Medical, Inc.
10.2	Debt Assumption and Release Agreement dated December 31, 2014, by and among Cooks Bridge, LLC, Fuse Medical, Inc., and Fuse Medical, LLC.
10.3	Debt Assumption and Release Agreement dated December 31, 2014, by and among JAR Financing, LLC, Fuse Medical, Inc., and Fuse Medical, LLC.
10.4	Debt Conversion Agreement dated December 31, 2014, by and among World Health Industries, Inc., WHIG, LLC, and Fuse Medical, Inc.
10.5	Debt Conversion Agreement dated December 31, 2014, by and between Cooks Bridge, LLC, and Fuse Medical, Inc.
10.6	Debt Conversion Agreement dated December 31, 2014, by and between JAR Financing, LLC and Fuse Medical, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fuse Medical, Inc. (Registrant)

Date: January 6, 2015	By:	/s/ D. Alan Meeker
	Name:	D. Alan Meeker
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Debt Assumption and Release Agreement dated December 31, 2014, by and among World Health Industries, Inc., WHIG, LLC, Fuse Medical, LLC, and Fuse Medical, Inc.
10.2	Debt Assumption and Release Agreement dated December 31, 2014, by and among Cooks Bridge, LLC, Fuse Medical, Inc., and Fuse Medical, LLC.
10.3	Debt Assumption and Release Agreement dated December 31, 2014, by and among JAR Financing, LLC, Fuse Medical, Inc., and Fuse Medical, LLC.
10.4	Debt Conversion Agreement dated December 31, 2014, by and among World Health Industries, Inc., WHIG, LLC, and Fuse Medical, Inc.
10.5	Debt Conversion Agreement dated December 31, 2014, by and between Cooks Bridge, LLC, and Fuse Medical, Inc.
10.6	Debt Conversion Agreement dated December 31, 2014, by and between JAR Financing, LLC and Fuse Medical, Inc.

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